                     [CREDIT SUISSE ASSET MANAGEMENT LOGO]

                                  ANNUAL REPORT
                                OCTOBER 31, 2001

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                         - INTERNATIONAL FOCUS PORTFOLIO
                         - EMERGING MARKETS PORTFOLIO

More complete information about the Fund and the Portfolios, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Institutional Fund, Inc., P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Institutional Fund, Inc. is advised by Credit Suisse Asset Management, LLC.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - INTERNATIONAL FOCUS PORTFOLIO ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2001

                                                                December 3, 2001

Dear Shareholder:

   For the 12 months ended October 31, 2001, Credit Suisse Institutional Fund, Inc.--International Focus Portfolio(1) (the "Portfolio") had a loss of 26.56%, vs. a loss of 24.94% for the Morgan Stanley Capital International All Country World Excluding the U.S. Index.(2)

   The world's equity markets suffered sizable losses in the period, hurt by an increasingly dim global economic outlook. Performance was negative across virtually all regions. Europe suffered across-the-board double-digit losses, while Japan struggled amid growing pessimism regarding its economy and the pace of internal financial reforms. Emerging markets also had significant losses, though a few countries saw gains due to a favorable supply/demand backdrop for specific commodities.

   The last two months of the period merit special commentary. Stocks plummeted in the weeks following the atrocities of September 11, though by the end of October markets recovered most, if not all, of their post-attack losses. We largely attribute the rebound to the tremendous amount of liquidity injected into the global financial system in September and October. The actions by the Federal Reserve and other central banks encouraged investors to revisit stocks, despite the continued generally bleak economic outlook.

   In terms of sector attribution for the 12 months, the worst performers tended to be areas typically associated with risk (e.g., the technology segment) and/or highly cyclical areas (e.g., travel, auto and media companies). Sectors that performed relatively well on a global basis were generally areas perceived to offer more earnings stability, such as health care and consumer staples.

   The Portfolio had a loss for the period, hurt by the decline in international equity markets and by weakness in specific holdings, most notably certain Asian technology and European industrial-type stocks. Relatively good performers for the Portfolio included certain consumer names, e.g., consumer-finance and food-retail companies.

   In general, the growing perception of a delayed global economic recovery weighed on the Portfolio. Although we became more cautious as the economic data weakened, we maintained positions in a number of companies that we believe will benefit when growth does improve. Notwithstanding the Portfolio's showing for the period, we intend to maintain this exposure, and indeed perhaps expand it fairly soon. In our view, valuations for recently struggling growth and cyclical sectors may be at or near troughs, given their historical valuation trends.

   In that context, we continue to monitor sector-valuation cycles closely, attempting to identify areas we think are potentially poised for longer-term recovery. We expect to add technology and economically sensitive stocks "on the margin" going forward, while seeking to shift away from defensive-type names whose valuations in our view appear less compelling.

   In terms of regional allocation, we were underweighted in Europe during much of the period, though in September and October we began to narrow that underweighting. While we believe that Europe's economy could languish for a spell--it has often lagged U.S. economic activity by four or five months, and the U.S. economy may not yet have bottomed--we believe that European markets have discounted a good deal of pessimism. We were underweighted in Japan at the end of the period, and overweighted in non-Japan Asia. Our holdings across the Asia/Pacific region were concentrated mostly in the technology, telecommunications, and financial-services areas.

   As we move forward, there will no doubt be considerable uncertainty over the next few months, and any unsettling developments related to the U.S. war on terrorism could send shares downward yet again. But we see grounds for encouragement, not the least of which is the above-referenced dramatic and coordinated global monetary-easing campaign. While history is not necessarily a guide, we note that similar efforts in 1997 and 1998 revived very shaky markets around the world and helped drive a sustained upturn. Other reasons for optimism in our view include the likelihood of further fiscal stimulus in various countries and a recent slide in energy costs, especially oil. Should lower oil prices prevail, consumers and businesses would likely enjoy the equivalent of tax relief.

   Given these potentially favorable tailwinds, we believe that the economy could begin to right itself in mid 2002, perhaps earlier. We also believe, however, that the path to recovery could be "V" shaped, with a more painful than hoped for downturn over the coming months. For our part, we will navigate through what we believe will be a stock-picker's market, attempting to find and own stocks we deem to have good longer-term prospects.


Vincent J. McBride           Nancy Nierman               P. Nicholas Edwards
Co-Portfolio Manager         Co-Portfolio Manager        Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE INSTITUTIONAL FUND, INC. - INTERNATIONAL FOCUS PORTFOLIO* AND THE MSCI ALL COUNTRY WORLD EX US INDEX** FROM INCEPTION (9/01/92), AND AT EACH MONTH END. (UNAUDITED)

        Credit Suisse Institutional Fund, Inc.-        MSCI All Country
          International Focus Portfolio*             World ex US Index**
                                 $10,000                         $10,000
 9/92                            $ 9,860                         $ 9,795
10/92                            $ 9,620                         $ 9,364
11/92                            $ 9,840                         $ 9,417
12/92                            $10,038                         $ 9,495
 1/93                            $10,240                         $ 9,494
 2/93                            $10,432                         $ 9,784
 3/93                            $11,149                         $10,590
 4/93                            $11,816                         $11,526
 5/93                            $12,028                         $11,782
 6/93                            $11,765                         $11,641
 7/93                            $12,189                         $12,028
 8/93                            $13,007                         $12,674
 9/93                            $12,957                         $12,413
10/93                            $13,623                         $12,863
11/93                            $13,401                         $11,883
12/93                            $15,294                         $12,809
 1/94                            $16,777                         $13,863
 2/94                            $16,419                         $13,758
 3/94                            $15,069                         $13,128
 4/94                            $15,417                         $13,574
 5/94                            $15,938                         $13,578
 6/94                            $15,744                         $13,674
 7/94                            $16,296                         $13,896
 8/94                            $17,022                         $14,364
 9/94                            $16,623                         $14,008
10/94                            $16,705                         $14,385
11/94                            $16,000                         $13,691
12/94                            $15,426                         $13,659
 1/95                            $14,114                         $13,039
 2/95                            $13,867                         $12,968
 3/95                            $14,749                         $13,701
 4/95                            $15,222                         $14,235
 5/95                            $15,222                         $14,172
 6/95                            $15,082                         $13,977
 7/95                            $16,017                         $14,770
 8/95                            $16,232                         $14,257
 9/95                            $16,598                         $14,501
10/95                            $16,232                         $14,114
11/95                            $16,458                         $14,445
12/95                            $16,955                         $15,017
 1/96                            $17,466                         $15,223
 2/96                            $17,488                         $15,223
 3/96                            $17,632                         $15,507
 4/96                            $18,699                         $15,977
 5/96                            $18,321                         $15,737
 6/96                            $18,577                         $15,817
 7/96                            $17,677                         $15,291
 8/96                            $17,810                         $15,381
 9/96                            $18,110                         $15,763
10/96                            $17,932                         $15,605
11/96                            $18,721                         $16,207
12/96                            $18,859                         $16,019
 1/97                            $18,801                         $15,725
 2/97                            $19,044                         $16,013
 3/97                            $18,928                         $15,979
 4/97                            $19,297                         $16,115
 5/97                            $20,635                         $17,110
 6/97                            $21,535                         $18,054
 7/97                            $22,227                         $18,419
 8/97                            $20,439                         $16,970
 9/97                            $21,397                         $17,888
10/97                            $19,044                         $16,365
11/97                            $18,548                         $16,160
12/97                            $18,374                         $16,346
 1/98                            $18,564                         $16,836
 2/98                            $19,869                         $17,958
 3/98                            $20,997                         $18,579
 4/98                            $21,491                         $18,712
 5/98                            $21,479                         $18,372
 6/98                            $20,832                         $18,304
 7/98                            $21,213                         $18,477
 8/98                            $18,159                         $15,872
 9/98                            $17,322                         $15,536
10/98                            $18,260                         $17,164
11/98                            $19,223                         $18,087
12/98                            $19,504                         $18,710
 1/99                            $19,593                         $18,689
 2/99                            $18,915                         $18,271
 3/99                            $19,683                         $19,153
 4/99                            $19,977                         $20,111
 5/99                            $19,299                         $19,166
 6/99                            $20,859                         $20,047
 7/99                            $22,074                         $20,517
 8/99                            $22,573                         $20,588
 9/99                            $23,021                         $20,728
10/99                            $24,108                         $21,499
11/99                            $26,691                         $22,359
12/99                            $30,756                         $24,491
 1/00                            $29,159                         $23,163
 2/00                            $31,655                         $23,788
 3/00                            $30,930                         $24,683
 4/00                            $28,193                         $23,306
 5/00                            $27,253                         $22,710
 6/00                            $28,059                         $23,677
 7/00                            $26,435                         $22,742
 8/00                            $27,589                         $23,023
 9/00                            $25,670                         $21,745
10/00                            $23,630                         $21,055
11/00                            $22,449                         $20,110
12/00                            $23,268                         $20,797
 1/01                            $23,674                         $21,109
 2/01                            $21,219                         $19,438
 3/01                            $19,447                         $18,064
 4/01                            $20,344                         $19,292
 5/01                            $20,024                         $18,760
 6/01                            $19,789                         $18,040
 7/01                            $19,447                         $17,639
 8/01                            $18,892                         $17,201
 9/01                            $16,672                         $15,376
10/01                            $17,355                         $15,807

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/01

                                                FROM INCEPTION
1 YEAR          3 YEAR          5 YEAR            (9/01/92)
(26.56%)        (1.68%)         (0.65%)           6.20%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

                                                                PORTFOLIO
                                                             ----------------
1 Year Total Return (9/30/00 to 9/30/01)                        (35.05%)
3 Year Average Annual Total Return (9/30/98 to 9/30/01).         (1.27%)
5 Year Average Annual Total Return (9/30/96 to 9/30/01)          (1.64%)
Average Annual Total Return Since Inception
 (9/01/92 to 9/30/01)                                             5.79%

(1) Name changed from Credit Suisse Institutional Fund, Inc.-- International Equity Portfolio effective December 12, 2001.

(2) The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2001

                                                                December 3, 2001

Dear Shareholder:

   For the 12 months ended October 31, 2001, Credit Suisse Institutional Fund, Inc.-- Emerging Markets Portfolio (the "Portfolio") had a loss of 21.75%, vs. a loss of 23.46% for the Morgan Stanley Capital International Emerging Markets Free Index.*

   The period was a poor one for the world's stock markets, to say the least. A worsening global economic outlook, together with a related flow of disappointing profit news, weighed on stocks across virtually all regions. Emerging stock markets performed roughly in line with their developed market counterparts for the 12 months. They initially outperformed major markets, having entered the period with much pessimism already reflected in their share prices, but then had worse relative performance over the latter part of the period.

   Emerging equity markets were also quite volatile late in the period. Not surprisingly, they plunged as risk concerns spread immediately after the terrorist atrocities in September. They ended the period on a positive note, however, buoyed by an improving liquidity backdrop as the world's central banks eased.

   The Portfolio was hurt by the poor environment for emerging equity markets. However, the Portfolio fared modestly better than its benchmark. Factors that helped the Portfolio's relative return included its underweighting in Brazil over the latter half of the period (the market proved to be quite vulnerable to worries over the region's financial prospects). On the negative side, the Portfolio's overweighting in North Asia weighed on its performance. We had relatively large positions in markets such as Taiwan and South Korea, in the belief that they would receive the biggest bounce from any global economic recovery. While we were willing to be patient, looking for a recovery to gradually take hold perhaps in the fourth quarter of 2001, the shocking events of September 11 pushed general expectations out and sent these markets plunging more than most.

   In terms of regional allocation, we reduced our exposure to Asia late in the period. We pared our weightings in Taiwan and South Korea, ending the period with roughly neutral positions in each market. However, we maintained our sizable overweighting in China, which looks attractive to us based on its more-robust domestic fundamentals and its relative insulation from the global slowdown. We remained underweighted in South Asia's various markets, where political risk is generally high in our view and where we see few positive market catalysts developing over the near term.

   Within Latin America, we further reduced our exposure to Brazil, based on our concerns that the market will be even more vulnerable to lowered risk appetites and reduced capital inflows. We believe Mexico has relatively good fundamentals within the region and hence we left our weighting largely unchanged. We continued to avoid the area's smaller markets, with the exception of Chile, where we held a few stocks we judged to be good values from a risk/reward perspective.

   Elsewhere, we continued to see few compelling stocks within emerging Europe. Our exposure was mostly via Russia, where we remained overweighted, although we are likely to lower our position in the energy-exporting country if oil prices continue to trend downward. We were modestly underweighted in South Africa as of October 31. We are monitoring the market for investing opportunities, however, as we believe that pockets of value exist here, especially among the country's non-resource companies. We ended the period with a large underweighting in Israel due to stock-specific factors and our perceptions of heightened political risk.

   With regard to sector-weighting changes in the Portfolio, we lowered our exposure to the consumer area, broadly classified, based on our expectations of slowing consumer demand in emerging markets. Our position in financial-services companies declined in the latter part of the period, largely a byproduct of our reduced exposure to Brazil. We ended the period with a significantly narrowed overweighting in the technology segment as a result of our lowered position in North Asia. We had a slight overweighting in the telecommunications area at period-end, as we continued to see a fair amount of value here.


   Looking ahead, we see little evidence of an imminent global economic recovery. Indeed, it is far from clear how long it will take for recent stimulus efforts (e.g., aggressive interest-rate cuts and spending packages) to bear fruit. In addition, there remain Osovereign issues,O not the least of which is Argentina's financial struggle, that could hamper emerging stock markets. We plan to maintain a relatively defensive stance, favoring countries and industries that we think are generally less dependent on global growth. However, we will not hesitate to become more aggressive when we believe that a recovery will begin sooner rather than later.


Richard Watt
Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO AND THE MSCI EMERGING MARKETS FREE INDEX(1) FROM INCEPTION (9/30/96), AND AT EACH MONTH END. (UNAUDITED)]

         Credit Suisse Institutional Fund, Inc.-      MSCI Emerging Markets
                Emerging Markets Portfolio                  Free Index(1)
 9/96                            $10,000                         $10,000
10/96                             $9,860                          $9,734
11/96                            $10,320                          $9,897
12/96                            $10,380                          $9,941
 1/97                            $10,984                         $10,619
 2/97                            $11,216                         $11,074
 3/97                            $10,914                         $10,783
 4/97                            $11,125                         $10,803
 5/97                            $11,961                         $11,112
 6/97                            $12,484                         $11,706
 7/97                            $12,595                         $11,881
 8/97                            $11,125                         $10,369
 9/97                            $11,377                         $10,657
10/97                             $9,424                          $8,908
11/97                             $8,960                          $8,583
12/97                             $8,876                          $8,790
 1/98                             $8,224                          $8,101
 2/98                             $9,440                          $8,946
 3/98                             $9,628                          $9,334
 4/98                             $9,529                          $9,233
 5/98                             $8,213                          $7,968
 6/98                             $7,694                          $7,132
 7/98                             $7,826                          $7,358
 8/98                             $5,549                          $5,231
 9/98                             $5,837                          $5,563
10/98                             $6,323                          $6,148
11/98                             $6,632                          $6,660
12/98                             $6,637                          $6,563
 1/99                             $6,156                          $6,457
 2/99                             $5,922                          $6,520
 3/99                             $6,481                          $7,379
 4/99                             $7,363                          $8,292
 5/99                             $7,553                          $8,244
 6/99                             $8,626                          $9,180
 7/99                             $8,715                          $8,930
 8/99                             $8,782                          $9,011
 9/99                             $8,570                          $8,707
10/99                             $8,972                          $8,892
11/99                            $10,536                          $9,689
12/99                            $12,324                         $10,921
 1/00                            $12,347                         $10,987
 2/00                            $13,117                         $11,132
 3/00                            $12,715                         $11,186
 4/00                            $11,307                         $10,126
 5/00                            $11,095                          $9,707
 6/00                            $11,497                         $10,049
 7/00                            $10,793                          $9,532
 8/00                            $10,827                          $9,579
 9/00                             $9,754                          $8,743
10/00                             $9,050                          $8,109
11/00                             $8,134                          $7,400
12/00                             $8,537                          $7,579
 1/01                             $9,621                          $8,622
 2/01                             $9,003                          $7,947
 3/01                             $8,200                          $7,166
 4/01                             $8,701                          $7,521
 5/01                             $8,875                          $7,610
 6/01                             $8,654                          $7,454
 7/01                             $8,118                          $6,983
 8/01                             $7,827                          $6,914
 9/01                             $6,662                          $5,844
10/01                             $7,082                          $6,207

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/01

                                                          FROM INCEPTION
1 YEAR                  3 YEAR          5 YEAR                 (9/30/96)
(21.75%)                 3.85%         (6.41%)                 6.56%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

                                                                       PORTFOLIO
                                                                   ----------------
1 Year Total Return (9/30/00 to 9/30/01)                                (31.70%)
3 Year Average Annual Total Return (9/30/98 to 9/30/01)                   4.51%
Average Annual Total Return Since Inception
 (9/30/96 to 9/30/01)                                                    (7.80%)

(1) The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - INTERNATIONAL FOCUS PORTFOLIO SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               NUMBER OF
                                                                SHARES                    VALUE
                                                              -----------              ------------
COMMON STOCKS (92.4%)
AUSTRALIA (1.3%)
BANKS (1.3%)
    National Australia Bank, Ltd.                                79,000                $  1,218,622
                                                                                       ------------
TOTAL AUSTRALIA                                                                           1,218,622
                                                                                       ------------
BRAZIL (0.1%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.1%)
    Embratel Participacoes SA ADR                                48,800                     131,760
                                                                                       ------------
TOTAL BRAZIL                                                                                131,760
                                                                                       ------------
CANADA (1.6%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.5%)
    AXXENT, Inc. Class B(1), (2), (3), (4)                      490,000                           0
    BCE, Inc.                                                    66,900                   1,476,219
                                                                                       ------------
                                                                                          1,476,219
                                                                                       ------------
INTERNET SOFTWARE & SERVICES (0.1%)
    Wysdom, Inc.(1)                                             358,500                     111,135
                                                                                       ------------
TOTAL CANADA                                                                              1,587,354
                                                                                       ------------
DENMARK (4.7%)
COMMERCIAL SERVICES & SUPPLIES (1.6%)
    ISS A/S(1)                                                   32,550                   1,535,398
                                                                                       ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (3.1%)
    TDC A/S                                                      87,380                   3,001,482
                                                                                       ------------
TOTAL DENMARK                                                                             4,536,880
                                                                                       ------------
FRANCE (10.8%)
BANKS (2.5%)
    BNP Paribas SA                                               29,250                   2,434,229
                                                                                       ------------
CONSTRUCTION & ENGINEERING (2.7%)
    Vinci                                                        42,500                   2,564,645
                                                                                       ------------
ELECTRICAL EQUIPMENT (1.5%)
    Alstom                                                       92,300                   1,411,572
                                                                                       ------------
MEDIA (2.9%)
    Havas Advertising SA                                        155,000                   1,151,726
    Vivendi Universal SA(1)                                      34,645                   1,619,465
                                                                                       ------------
                                                                                          2,771,191
                                                                                       ------------
METALS & MINING (1.2%)
    Pechiney SA Class A                                          25,829                   1,186,428
                                                                                       ------------
TOTAL FRANCE                                                                             10,368,065
                                                                                       ------------
GERMANY (4.2%)
ELECTRIC UTILITIES (1.4%)
    RWE AG  (1)                                                  34,800                   1,375,965
                                                                                       ------------
INSURANCE (2.8%)
    Muenchener Rueckversicherungs-Gesellschaft AG                10,000                   2,643,454
                                                                                       ------------
TOTAL GERMANY                                                                             4,019,419
                                                                                       ------------
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                        7

                                                               NUMBER OF
                                                                SHARES                    VALUE
                                                              -----------              ------------
HONG KONG (0.2%)
REAL ESTATE (0.2%)
    Hongkong Land Holdings, Ltd.                                103,892               $     167,266
                                                                                       ------------
TOTAL HONG KONG                                                                             167,266
                                                                                       ------------
INDIA (0.0%)
BANKS (0.0%)
    State Bank of India, Ltd.                                       100                         387
                                                                                       ------------
METALS & MINING (0.0%)
    Hindalco Industries, Ltd.                                        67                         780
                                                                                       ------------
OIL & GAS (0.0%)
    Bharat Petroleum Corp., Ltd.(1)                                 200                         728
                                                                                       ------------
TOTAL INDIA                                                                                   1,895
                                                                                       ------------
ITALY (4.1%)
ENERGY EQUIPMENT & SERVICES (0.3%)
    Saipem SpA                                                   59,250                     292,971
                                                                                       ------------
INSURANCE (2.1%)
    Riunione Adriatica di Sicurta SpA(1)                        164,400                   1,973,765
                                                                                       ------------
TRANSPORTATION INFRASTRUCTURE (1.7%)
    Concessioni e Costruzioni Autostrade SpA                    261,100                   1,641,443
                                                                                       ------------
TOTAL ITALY                                                                               3,908,179
                                                                                       ------------
JAPAN (15.2%)
BEVERAGES (1.2%)
    Asahi Breweries, Ltd.                                       112,000                   1,169,364
                                                                                       ------------
CHEMICALS (1.1%)
    Asahi Kasei Corp.                                           306,000                   1,007,459
                                                                                       ------------
DIVERSIFIED FINANCIALS (1.4%)
    Daiwa Securities Group, Ltd.                                202,000                   1,320,208
                                                                                       ------------
LEISURE EQUIPMENT & PRODUCTS (3.6%)
    Nintendo Co., Ltd.                                            9,100                   1,403,603
    Sega Corp.(1)                                               103,400                   2,014,697
                                                                                       ------------
                                                                                          3,418,300
                                                                                       ------------
MACHINERY (0.6%)
    Fanuc, Ltd.                                                  14,900                     620,808
                                                                                       ------------
OFFICE ELECTRONICS (1.6%)
    Canon, Inc.                                                  51,000                   1,483,273
                                                                                       ------------
PHARMACEUTICALS (1.6%)
    Sankyo Co., Ltd.                                             39,000                     758,302
    Takeda Chemical Industries, Ltd.                             16,000                     775,132
                                                                                       ------------
                                                                                          1,533,434
                                                                                       ------------
REAL ESTATE (1.3%)
    Mitsui Fudosan Co., Ltd.                                    122,000                   1,238,887
                                                                                       ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       8

                                                               NUMBER OF
                                                                SHARES                    VALUE
                                                              -----------              ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.2%)
    Rohm Co., Ltd.                                               10,500                $  1,117,724
                                                                                       ------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.6%)
    NTT DoCoMo, Inc.                                                116                   1,573,138
                                                                                       ------------
TOTAL JAPAN                                                                              14,482,595
                                                                                       ------------
MEXICO (1.0%)
MEDIA (1.0%)
    Grupo Televisa SA de CV GDR(1)                               29,900                     910,455
                                                                                       ------------
TOTAL MEXICO                                                                                910,455
                                                                                       ------------
NETHERLANDS (6.4%)
FOOD & DRUG RETAILING (1.8%)
    Koninklijke Ahold NV1                                        61,855                   1,741,516
                                                                                       ------------
HOUSEHOLD DURABLES (1.5%)
    Koninklijke (Royal) Philips Electronics NV                   63,100                   1,434,440
                                                                                       ------------
MACHINERY (0.8%)
    IHC Caland NV                                                15,119                     755,072
                                                                                       ------------
OIL & GAS (2.3%)
    Royal Dutch Petroleum Co.                                    44,100                   2,244,143
                                                                                       ------------
TOTAL NETHERLANDS                                                                         6,175,171
                                                                                       ------------
NORWAY (1.6%)
BANKS (1.6%)
    Den Norske Bank ASA                                         394,900                   1,493,972
                                                                                       ------------
TOTAL NORWAY                                                                              1,493,972
                                                                                       ------------
PORTUGAL (0.9%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.9%)
    Portugal Telecom SGPS SA(1)                                 108,900                     863,126
                                                                                       ------------
TOTAL PORTUGAL                                                                              863,126
                                                                                       ------------
SINGAPORE (4.2%)
BANKS (2.0%)
    United Overseas Bank, Ltd.                                  347,717                   1,944,217
                                                                                       ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
    Flextronics International, Ltd.(1)                           47,800                     951,220
                                                                                       ------------
MARINE (1.2%)
    Neptune Orient Lines, Ltd.(1)                             2,586,500                   1,120,102
                                                                                       ------------
TOTAL SINGAPORE                                                                           4,015,539
                                                                                       ------------
SOUTH KOREA (5.9%)
BANKS (2.1%)
    Kookmin Bank New(1)                                          75,992                   1,980,474
                                                                                       ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.9%)
    Korea Telecom Corp. ADR                                      88,800                   1,850,592
                                                                                       ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                        9

                                                               NUMBER OF
                                                                SHARES                    VALUE
                                                              -----------              ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.9%)
    Samsung Electronics Co.                                      13,700                $  1,835,482
                                                                                       ------------
TOTAL SOUTH KOREA                                                                         5,666,548
                                                                                       ------------
SPAIN (1.1%)
ELECTRIC UTILITIES (1.1%)
    Union Electrica Fenosa SA                                    69,687                   1,036,245
                                                                                       ------------
TOTAL SPAIN                                                                               1,036,245
                                                                                       ------------
SWEDEN (2.7%)
AUTO COMPONENTS (0.7%)
    Autoliv, Inc.                                                45,000                     712,989
                                                                                       ------------
BANKS (1.4%)
    Nordea AB                                                   295,400                   1,308,284
                                                                                       ------------
CAPITAL GOODS (0.6%)
    SKF AB Series B                                              34,700                     584,054
                                                                                       ------------
TOTAL SWEDEN                                                                              2,605,327
                                                                                       ------------
SWITZERLAND (3.9%)
BANKS (2.2%)
    UBS AG(1)                                                    45,100                   2,097,732
                                                                                       ------------
COMPUTERS & PERIPHERALS (0.9%)
    Logitech International SA(1)                                 27,000                     826,760
                                                                                       ------------
PHARMACEUTICALS (0.8%)
    Roche Holding AG                                             11,000                     762,916
                                                                                       ------------
TOTAL SWITZERLAND                                                                         3,687,408
                                                                                       ------------
TAIWAN (3.4%)
COMPUTERS & PERIPHERALS (1.3%)
    Asustek Computer, Inc.                                      350,000                   1,196,235
                                                                                       ------------
METALS & MINING (0.8%)
    China Steel Corp.                                         1,850,000                     720,710
                                                                                       ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
    Siliconware Precision Industries Co.(1)                         343                         178
    United Microelectronics Corp.(1)                          1,504,850                   1,237,878
                                                                                       ------------
                                                                                          1,238,056
                                                                                       ------------
TOTAL TAIWAN                                                                              3,155,001
                                                                                       ------------
UNITED KINGDOM (19.1%)
AEROSPACE & DEFENSE (1.9%)
    BAE Systems PLC                                             375,234                   1,822,662
                                                                                       ------------
BANKS (3.3%)
    Lloyds TSB Group PLC                                        195,900                   1,977,204
    Royal Bank of Scotland Group PLC                             51,100                   1,222,487
                                                                                       ------------
                                                                                          3,199,691
                                                                                       ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       10

                                                               NUMBER OF
                                                                SHARES                    VALUE
                                                              -----------              ------------
ELECTRIC UTILITIES (1.8%)
    Scottish Power PLC                                          303,400                $  1,742,891
                                                                                       ------------
INDUSTRIAL CONGLOMERATES (1.0%)
    Smith Industries PLC                                         94,514                     937,428
                                                                                       ------------
INSURANCE (1.7%)
    Friends Provident PLC(1)                                    599,300                   1,594,972
                                                                                       ------------
OIL & GAS (2.1%)
    BG Group PLC                                                530,000                   2,005,969
                                                                                       ------------
PHARMACEUTICALS (5.8%)
    AstraZeneca Group PLC                                        37,800                   1,704,713
    GlaxoSmithKline PLC                                         144,158                   3,878,538
                                                                                       ------------
                                                                                          5,583,251
                                                                                       ------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.5%)
    Vodafone Group PLC                                          619,106                   1,431,594
                                                                                       ------------
TOTAL UNITED KINGDOM                                                                     18,318,458
                                                                                       ------------

TOTAL COMMON STOCKS (Cost $102,741,469)                                                  88,349,285
                                                                                       ------------
                                                                  PAR
                                                                 (000)
                                                                -------

SHORT-TERM INVESTMENT (8.3%)
    State Street Bank and Trust Co.
    Euro Time Deposit, 2.50%, 11/01/01
      (Cost $7,903,000)                                         $ 7,903                   7,903,000
                                                                                       ------------
TOTAL INVESTMENTS AT VALUE (100.7%) (Cost $110,644,465)                                  96,252,285

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)                                              (630,774)
                                                                                       ------------
NET ASSETS (100.0%)                                                                     $95,621,511
                                                                                       ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                        GDR = Global Depository Receipt

----------
 (1) Non-income producing security.
 (2) Defaulted.
 (3) Fair value determined by management.
 (4) Illiquid.
 (5) Cost for federal income tax purposes is $112,298,463.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               NUMBER OF
                                                                SHARES                    VALUE
                                                              -----------              ------------

COMMON STOCKS (88.8%)
AUSTRALIA (0.0%)
OIL & GAS (0.0%)
    Novus Petroleum, Ltd.(1)                                         11                $         10
                                                                                       ------------
TOTAL AUSTRALIA                                                                                  10
                                                                                       ------------
BRAZIL (3.4%)
BEVERAGES (0.7%)
    Companhia de Bebidas das Americas ADR                           500                       8,120
                                                                                       ------------
ELECTRIC UTILITIES (0.4%)
    Companhia Paranaense de Energia-Copel ADR                     1,000                       4,800
                                                                                       ------------
METALS & MINING (0.7%)
    Companhia Vale do Rio Doce ADR                                  400                       8,368
                                                                                       ------------
OIL & GAS (1.6%)
    Petroleo Brasileiro SA ADR                                    1,000                      19,200
                                                                                       ------------
TOTAL BRAZIL                                                                                 40,488
                                                                                       ------------
CHILE (2.2%)
BEVERAGES (0.5%)
    Compania Cervecerias Uni ADR                                    400                       6,328
                                                                                       ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.4%)
    Companhia de Telecomunicaciones de Chile SA ADR(1)              500                       5,150
                                                                                       ------------
ELECTRIC UTILITIES (0.9%)
    Empresa Nacional de Electricidad SA ADR(1)                      500                       4,350
    Enersis SA ADR                                                  500                       6,155
                                                                                       ------------
                                                                                             10,505
                                                                                       ------------
FOOD & DRUG RETAILING (0.4%)
    Distribucion y Servicio D & S SA ADR                            400                       4,340
                                                                                       ------------
TOTAL CHILE                                                                                  26,323
                                                                                       ------------
CHINA (7.2%)
AIRLINES (0.9%)
    China Southern Airlines Co., Ltd.(1)                         42,000                      10,500
                                                                                       ------------
ELECTRIC UTILITIES (3.6%)
    Beijing Datang Power Generation Co., Ltd.                    70,222                      25,658
    Huaneng Power International, Inc.                            13,000                       8,000
    Huaneng Power International, Inc. ADR                           400                       9,720
                                                                                       ------------
                                                                                             43,378
                                                                                       ------------
MARINE (0.5%)
    China Shipping Development Co., Ltd.                         36,000                       5,723
                                                                                       ------------
OIL & GAS (1.4%)
    China Petroleum and Chemical Corp.                           50,000                       7,756
    PetroChina Co., Ltd.                                         48,000                       9,046
                                                                                       ------------
                                                                                             16,802
                                                                                       ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       12

                                                               NUMBER OF
                                                                SHARES                    VALUE
                                                              -----------              ------------
ROAD & RAIL (0.8%)
    Guangshen Railway Co., Ltd.                                  61,480                $     10,010
                                                                                       ------------
TOTAL CHINA                                                                                  86,413
                                                                                       ------------
HONG KONG (6.6%)
COMPUTERS & PERIPHERALS (0.2%)
    Legend Holdings, Ltd.                                         6,000                       2,519
                                                                                       ------------
OIL & GAS (1.6%)
    CNOOC, Ltd.                                                  20,000                      19,615
                                                                                       ------------
REAL ESTATE (1.2%)
    China Resources Beijing Land, Ltd.                           26,000                       6,667
    Shum Yip Investment, Ltd.                                    26,000                       7,667
                                                                                       ------------
                                                                                             14,334
                                                                                       ------------
WIRELESS TELECOMMUNICATIONS SERVICES (3.6%)
    China Mobile, Ltd.(1)                                        12,500                      37,900
    China Unicom, Ltd.(1)                                         6,000                       5,577
                                                                                       ------------
                                                                                             43,477
                                                                                       ------------
TOTAL HONG KONG                                                                              79,945
                                                                                       ------------
HUNGARY (0.1%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.1%)
    Matav RT ADR                                                    100                       1,555
                                                                                       ------------
TOTAL HUNGARY                                                                                 1,555
                                                                                       ------------
INDIA (5.1%)
BANKS (0.4%)
    State Bank of India, Ltd. GDR                                   600                       5,025
                                                                                       ------------
CHEMICALS (0.5%)
    Reliance Industries, Ltd. GDR                                   500                       5,800
                                                                                       ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.5%)
    Mahanagar Telephone Nigam, Ltd. ADR(1)                        1,100                       6,215
                                                                                       ------------
FOOD & DRUG RETAILING (0.4%)
    Dr. Reddy's Laboratories, Ltd. ADR(1)                           200                       4,980
                                                                                       ------------
FOOD PRODUCTS (0.1%)
    Hindustan Lever, Ltd.                                           155                         696
                                                                                       ------------
INDUSTRIAL CONGLOMERATES (0.9%)
    Larsen & Toubro, Ltd. GDR                                     1,500                      10,425
                                                                                       ------------
IT CONSULTING & SERVICES (0.4%)
    Infosys Technologies, Ltd. ADR                                  100                       4,721
                                                                                       ------------
METALS & MINING (0.3%)
    Hindalco Industries, Ltd. GDR                                   300                       3,285
                                                                                       ------------
PHARMACEUTICALS (0.5%)
    Ranbaxy Laboratories, Ltd. GDR                                  400                       6,560
                                                                                       ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       13

                                                               NUMBER OF
                                                                SHARES                    VALUE
                                                              -----------              ------------
REAL ESTATE (0.1%)
    HDFC Bank, Ltd.(1)                                              100                $      1,522
                                                                                       ------------
TOBACCO (1.0%)
    ITC, Ltd. GDR                                                   800                      12,000
                                                                                       ------------
TOTAL INDIA                                                                                  61,229
                                                                                       ------------
ISRAEL (1.0%)
PHARMACEUTICALS (1.0%)
    Teva Pharmaceutical Industries, Ltd. ADR                        200                      12,360
                                                                                       ------------
TOTAL ISRAEL                                                                                 12,360
                                                                                       ------------
MALAYSIA (3.4%)
BANKS (1.3%)
    Malayan Banking Berhad                                        5,400                      10,089
    Public Bank Berhad                                            8,873                       6,141
                                                                                       ------------
                                                                                             16,230
                                                                                       ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.4%)
    Telekom Malaysia Berhad                                       2,000                       4,605
                                                                                       ------------
ELECTRIC UTILITIES (0.2%)
    Tenaga Nasional Berhad                                        1,201                       2,734
                                                                                       ------------
HOTELS RESTAURANTS & LEISURE (0.4%)
    Genting Berhad                                                1,888                       4,621
                                                                                       ------------
INDUSTRIAL CONGLOMERATES (0.5%)
    Sime Darby Berhad                                             5,000                       5,737
                                                                                       ------------
TOBACCO (0.6%)
    British American Tobacco Berhad                                 769                       6,931
                                                                                       ------------
TOTAL MALAYSIA                                                                               40,858
                                                                                       ------------
MEXICO (12.9%)
BANKS (1.6%)
    Grupo Financiero BBVA Bancomer SA de CV Class O(1)           25,000                      18,969
                                                                                       ------------
BEVERAGES (2.3%)
    Fomento Economico Mexicano SA de CV ADR                         300                       9,300
    Grupo Modelo SA de CV Series C                                7,885                      18,153
                                                                                       ------------
                                                                                             27,453
                                                                                       ------------
CONSTRUCTION MATERIALS (1.2%)
    Cemex SA de CV ADR                                              623                      14,329
                                                                                       ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (3.6%)
    Telefonos de Mexico SA de CV ADR                              1,300                      44,278
                                                                                       ------------
MULTILINE RETAIL (1.6%)
    Wal-Mart de Mexico SA de CV ADR                                 800                      18,936
                                                                                       ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       14

                                                               NUMBER OF
                                                                SHARES                    VALUE
                                                              -----------              ------------
PAPER & FOREST PRODUCTS (0.6%)
    Kimberly-Clark de Mexico SA de CV ADR                           544                $      7,438
                                                                                       ------------
WIRELESS TELECOMMUNICATIONS SERVICES (2.0%)
    America Movil SA de CV ADR                                    1,600                      24,000
                                                                                       ------------
TOTAL MEXICO                                                                                155,403
                                                                                       ------------
POLAND (0.7%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.7%)
    Telekomunikacja Polska(1)                                     2,164                       8,065
                                                                                       ------------
TOTAL POLAND                                                                                  8,065
                                                                                       ------------
RUSSIA (7.2%)
ELECTRIC UTILITIES (1.4%)
    Unified Energy Systems ADR                                    1,700                      16,677
                                                                                       ------------
OIL & GAS (5.6%)
    Lukoil Holding ADR                                              700                      31,067
    Surgutneftegaz ADR                                            2,000                      25,370
    Yukos ADR                                                       200                      11,183
                                                                                       ------------
                                                                                             67,620
                                                                                       ------------
WIRELESS TELECOMMUNICATIONS SERVICES (0.2%)
    Mobile Telesystems ADR(1)                                       100                       2,832
                                                                                       ------------
TOTAL RUSSIA                                                                                 87,129
                                                                                       ------------
SOUTH AFRICA (8.4%)
BANKS (1.5%)
    Standard Bank Investment Corp., Ltd.                          5,700                      18,743
                                                                                       ------------
BEVERAGES (0.6%)
    South African Breweries PLC                                   1,269                       7,915
                                                                                       ------------
DIVERSIFIED FINANCIALS (1.1%)
    Bidvest Group, Ltd.(1)                                        1,913                       9,101
    Johnnic Holdings, Ltd.                                          909                       4,807
                                                                                       ------------
                                                                                             13,908
                                                                                       ------------
INDUSTRIAL CONGLOMERATES (0.6%)
    Imperial Holdings, Ltd.                                       1,200                       7,281
                                                                                       ------------
INSURANCE (2.1%)
    Liberty Group, Ltd.                                           2,228                      12,667
    Sanlam, Ltd.                                                 14,213                      13,267
                                                                                       ------------
                                                                                             25,934
                                                                                       ------------
METALS & MINING (1.8%)
    Anglo American Platinum Corp., Ltd.                             400                      13,077
    Anglogold, Ltd.                                                 251                       8,472
                                                                                       ------------
                                                                                             21,549
                                                                                       ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       15

                                                               NUMBER OF
                                                                SHARES                    VALUE
                                                              -----------              ------------
PAPER & FOREST PRODUCTS (0.7%)
    Sappi, Ltd.                                                     985                $      9,194
                                                                                       ------------
TOTAL SOUTH AFRICA                                                                          104,524
                                                                                       ------------
SOUTH KOREA (13.4%)
BANKS (2.8%)
    Kookmin Bank New(1)                                           1,137                      29,628
    Shinhan Financial Group Co., Ltd.(1)                            480                       4,133
                                                                                       ------------
                                                                                             33,761
                                                                                       ------------
DIVERSIFIED FINANCIALS (0.5%)
    Samsung Securities Co., Ltd.(1)                                 220                       5,700
                                                                                       ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.0%)
    Korea Telecom Corp. ADR                                         600                      12,504
                                                                                       ------------
ELECTRIC UTILITIES (1.0%)
    Korea Electric Power Corp.                                      810                      12,760
                                                                                       ------------
METALS & MINING (0.6%)
    Pohang Iron & Steel Co., Ltd.                                   100                       6,873
                                                                                       ------------
MULTILINE RETAIL (0.9%)
    Shinsegae Department Store Co.                                  160                      11,354
                                                                                       ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.2%)
    Samsung Electronics Co.                                         294                      39,389
                                                                                       ------------
WIRELESS TELECOMMUNICATIONS SERVICES (3.4%)
    SK Telecom Co., Ltd.                                            220                      41,707
                                                                                       ------------
TOTAL SOUTH KOREA                                                                           164,048
                                                                                       ------------
TAIWAN (13.6%)
BANKS (1.5%)
    Bank Sinopac(1)                                               2,760                       1,111
    Chinatrust Commercial Bank                                   33,694                      17,079
                                                                                       ------------
                                                                                             18,190
                                                                                       ------------
COMPUTERS & PERIPHERALS (3.1%)
    Asustek Computer, Inc.                                        6,000                      20,507
    Quanta Computer, Inc.                                         8,250                      17,683
                                                                                       ------------
                                                                                             38,190
                                                                                       ------------
DIVERSIFIED FINANCIALS (0.6%)
    China Development Industrial(1)                              14,604                       7,656
                                                                                       ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
    Hon Hai Precision Industry Co., Ltd.                          2,045                       7,582
                                                                                       ------------
INSURANCE (0.8%)
    Cathay Life Insurance Co., Ltd.                               8,805                      10,150
                                                                                       ------------
METALS & MINING (0.3%)
    China Steel Corp.                                             8,240                       3,210
                                                                                       ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       16

                                                               NUMBER OF
                                                                SHARES                    VALUE
                                                              -----------              ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.7%)
    Advanced Semiconductor Engineering, Inc.(1)                  17,550                $      8,896
    Taiwan Semiconductor Manufacturing Co.(1)                    18,414                      32,534
    United Microelectronics Corp.(1)                             44,833                      36,879
    Via Technologies, Inc.                                        1,200                       2,989
                                                                                       ------------
                                                                                             81,298
                                                                                       ------------
TOTAL TAIWAN                                                                                166,276
                                                                                       ------------
THAILAND (1.3%)
BANKS (1.3%)
    Bangkok Bank Public Co., Ltd.(1)                             16,338                      15,439
                                                                                       ------------
TOTAL THAILAND                                                                               15,439
                                                                                       ------------
TURKEY (0.0%)
FOOD & DRUG RETAILING (0.0%)
    Migros Turk Tas                                                   1                          50
                                                                                       ------------
TOTAL TURKEY                                                                                     50
                                                                                       ------------
UNITED KINGDOM (2.3%)
METALS & MINING (2.3%)
    Anglo American Corp. of South Africa, Ltd.                    1,447                      18,664
    Anglo American PLC ADR                                          713                       9,212
                                                                                       ------------
TOTAL UNITED KINGDOM                                                                         27,876
                                                                                       ------------
UNITED STATES (0.0%)
BANKS (0.0%)
    Citigroup, Inc.                                                   1                          45
                                                                                       ------------
TOTAL UNITED STATES                                                                              45
                                                                                       ------------
TOTAL COMMON STOCKS (Cost $1,223,343)                                                     1,078,036
                                                                                       ------------

PREFERRED STOCKS (1.0%)
BRAZIL (1.0%)
BANKS (0.5%)
    Banco Itau SA                                                95,425                       6,087
                                                                                       ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.5%)
    Tele Norte Leste Participacoes SA ADR                           600                       6,096
                                                                                       ------------

TOTAL PREFERRED STOCKS (Cost $16,159)                                                        12,183
                                                                                       ------------

RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Telecomasia Corp. Public Co., Ltd. (Cost $0(1))               3,095                           0
                                                                                       ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       17

                                                                  PAR
                                                                 (000)                    VALUE
                                                              -----------              ------------

SHORT-TERM INVESTMENT (8.5%)
    State Street Bank and Trust Co. Euro Time
       Deposit, 2.50%, 11/01/01
      (Cost $103,000)                                           $   103                $    103,000
                                                                                       ------------

TOTAL INVESTMENTS AT VALUE (98.3%) (Cost $1,342,5022)                                     1,193,219
                                                                                       ------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.7%)                                                 20,817
                                                                                       ------------

NET ASSETS (100.0%)                                                                    $  1,214,036
                                                                                       ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                        GDR = Global Depository Receipt

----------
 (1) Non-income producing security.
 (2) Cost for federal income tax purposes is $1,389,319.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2001

                                                             INTERNATIONAL                EMERGING
                                                            FOCUS PORTFOLIO          MARKETS PORTFOLIO
                                                            ---------------          -----------------
ASSETS
    Investments at value (Cost $110,644,469 and $1,342,502,
      respectively)                                          $  96,252,285              $   1,193,219
    Cash                                                               506                         26
    Foreign currency (Cost $40,002 and $3,934, respectively)        42,087                      3,917
    Receivable for investments sold                              2,041,374                      6,850
    Dividend, interest and reclaim receivable                      295,888                      1,467
    Unrealized appreciation on forward currency contracts           25,358                         --
    Receivable for fund shares sold                                 24,949                         --
    Receivable from investment adviser                                  --                     15,399
    Prepaid expenses and other assets                               13,696                      8,133
                                                             --------------             --------------
      Total Assets                                              98,696,143                  1,229,011
                                                             --------------             --------------

LIABILITIES
    Advisory fee payable                                            57,822                         --
    Administrative services fee payable                             16,865                      3,201
    Director's fee payable                                             640                        790
    Payable for investments purchased                            2,858,481                         --
    Unrealized depreciation on forward currency contracts           76,084                         --
    Payable for foreign taxes witheld                                   --                        176
    Other accrued expenses payable                                  64,740                     10,808
                                                             --------------             --------------
      Total Liabilities                                          3,074,632                     14,975
                                                             --------------             --------------

NET ASSETS
    Capital stock, $0.001 par value                                 11,761                        200
    Paid-in capital                                            136,970,408                 20,195,280
    Accumulated net realized loss from investments
      and foreign currency transactions                        (26,908,051)               (18,832,146)
    Net unrealized depreciation from investments
      and foreign currency translations                        (14,452,607)                  (149,298)
                                                             --------------             --------------
      Net Assets                                              $ 95,621,511              $   1,214,036
                                                             ==============             ==============
    Shares outstanding                                          11,761,332                    199,623
                                                             --------------             --------------
    NET ASSET VALUE, offering price and redemption
    price per share                                           $       8.13              $        6.08
                                                             ==============             ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2001

                                                             INTERNATIONAL                EMERGING
                                                            FOCUS PORTFOLIO          MARKETS PORTFOLIO
                                                            ---------------          -----------------
INVESTMENT INCOME
      Dividends                                              $   2,358,681              $      31,167
      Interest                                                   1,104,518                      3,797
      Foreign taxes withheld                                      (321,425)                    (5,098)
                                                             --------------             --------------
         Total investment income                                 3,141,774                     29,866
                                                             --------------             --------------

EXPENSES
      Investment advisory fees                                   1,613,470                     15,284
      Administrative services fees                                 394,075                     12,567
      Custodian fees                                               126,941                      7,193
      Interest expense                                              61,931                         95
      Printing fees                                                 61,055                      7,815
      Audit fees                                                    37,280                     15,522
      Registration fees                                             27,561                     16,490
      Transfer agent fees                                           17,043                      2,079
      Legal fees                                                    16,301                     11,313
      Insurance expense                                              8,650                      3,217
      Directors fees                                                 3,970                      3,575
      Miscellaneous expense                                         11,049                      5,018
                                                             --------------             --------------
                                                                 2,379,326                    100,168
      Less: fees waived, expenses reimbursed and
      transfer agent offsets                                      (463,330)                   (81,063)
                                                             --------------             --------------
         Total expenses                                          1,915,996                     19,105
                                                             --------------             --------------
          Net investment income                                  1,225,778                     10,761
                                                             --------------             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                         (26,898,730)                  (639,016)
    Net realized loss from foreign currency transactions          (763,257)                   (11,470)
    Net change in unrealized appreciation (depreciation)
      from investments                                         (34,983,855)                   180,463
    Net change in unrealized appreciation (depreciation) from
      foreign currency translations                                 72,435                      5,823
                                                             --------------             --------------
    Net realized and unrealized loss from investments
      and foreign currency related items                       (62,573,407)                  (464,200)
                                                             --------------             --------------
    Net decrease in net assets resulting from operations     $ (61,347,629)             $    (453,439)
                                                             ==============             ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                      INTERNATIONAL FOCUS PORTFOLIO                EMERGING MARKETS PORTFOLIO
                                                   ------------------------------------       ------------------------------------
                                                     FOR THE YEAR        FOR THE YEAR           FOR THE YEAR        FOR THE YEAR
                                                        ENDED               ENDED                  ENDED               ENDED
                                                   OCTOBER 31, 2001    OCTOBER 31, 2000       OCTOBER 31, 2001    OCTOBER 31, 2000
                                                   ----------------    ----------------       ----------------    ----------------
FROM OPERATIONS
  Net investment income                             $     1,225,778    $      3,277,783        $       10,761       $      53,996
  Net realized gain (loss) from investments
    and foreign currency transactions                   (27,661,987)        127,111,260              (650,486)            149,129
  Net change in unrealized appreciation
    (depreciation) from investments
    and foreign currency translations                   (34,911,420)       (116,567,908)              186,286            (525,995)
                                                    ---------------      --------------        --------------       ---------------
    Net increase (decrease) in net assets
      resulting from operations                         (61,347,629)         13,821,135              (453,439)           (322,870)
                                                    ---------------      --------------        --------------       ---------------

FROM DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                   (4,208,895)        (16,548,760)              (56,787)                 --
  Distributions from net realized gains                (121,585,719)         (4,574,109)                   --                  --
                                                    ---------------      --------------        --------------       ---------------
    Net decrease in net assets from
      dividends and distributions                      (125,794,614)        (21,122,869)              (56,787)                 --
                                                    ---------------      --------------        --------------       ---------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                           67,687,997         273,702,062               305,692           2,721,759
  Reinvestment of dividends and distributions           119,346,590          19,433,416                55,720                  --
  Net asset value of shares redeemed                   (260,275,073)       (481,659,734)           (1,274,581)           (996,032)
                                                    ---------------      --------------        --------------       ---------------
    Net increase (decrease) in net assets
      from capital share transactions                   (73,240,486)       (188,524,256)             (913,169)          1,725,727
                                                    ---------------      --------------        --------------       ---------------
  Net increase (decrease) in net assets                (260,382,729)       (195,825,990)           (1,423,395)          1,402,857

NET ASSETS
  Beginning of year                                     356,004,240         551,830,230             2,637,431           1,234,574
                                                    ---------------      --------------        --------------       ---------------
  End of year                                       $    95,621,511      $  356,004,240           $ 1,214,036       $   2,637,431
                                                    ===============      ==============        ==============       ===============
UNDISTRIBUTED NET INVESTMENT INCOME                 $            --      $    3,681,228        $           --       $      46,802
                                                    ===============      ==============        ==============       ===============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - INTERNATIONAL FOCUS PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                       FOR THE YEAR ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------
                                                  2001          2000             1999            1998            1997
                                                 ------        -------         --------        --------       -----------
PER SHARE DATA
  Net asset value, beginning of period          $ 17.61        $ 18.85         $  14.41        $   16.51      $    16.14
                                                -------        -------         --------        ---------      -----------
INVESTMENT OPERATIONS
  Net investment income                            0.09          0.22(1)          0.20(1)         0.21             0.20
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                (3.18)         (0.46)            4.38            (0.91)           0.78
                                                -------        -------         --------        ---------      -----------
      Total from investment operations            (3.09)         (0.24)            4.58            (0.70)           0.98
                                                -------        -------         --------        ---------      -----------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income            (0.21)         (0.78)           (0.14)           (0.18)          (0.13)
  Distributions from net realized gains           (6.18)         (0.22)              --            (1.22)          (0.48)
                                                -------        -------         --------        ---------      -----------
      Total dividends and distributions           (6.39)         (1.00)           (0.14)           (1.40)          (0.61)
                                                -------        -------         --------        ---------      -----------
NET ASSET VALUE, END OF PERIOD                  $  8.13        $  17.61        $   18.85       $   14.41      $     16.51
                                                =======        =======         ========        =========      ===========

      Total return                               (26.56)%        (1.98)%          32.02%          (4.11)%           6.20%

RATIOS AND SUPPLEMENTAL DATA

  Net assets, end of period (000s omitted)      $95,622        $356,004       $ 551,830       $1,019,242     $ 1,169,817
    Ratio of expenses to average net assets2        0.95%          0.97%            0.96%            0.95%           0.95%
    Ratio of net investment income to average
      net assets                                    0.61%          0.74%            1.23%           1.21%            0.98%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements          0.23%          0.19%            0.17%            0.13%           0.14%
  Portfolio turnover rate                            134%           111%             120%             114%             70%

----------
(1) Per share information is calculated using the average shares outstanding method.

(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00%, .02%, .01%, .00% and .00% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively. The operating expense ratio after reflecting these arrangements was .95% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                       FOR THE YEAR ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------
                                                  2001          2000             1999            1998            1997
                                                 ------        -------         --------        --------       -----------
PER SHARE DATA
  Net asset value, beginning of period          $  8.10        $  8.03         $   5.72        $    9.36      $     9.86
                                                -------        -------         --------        ---------      -----------
INVESTMENT OPERATIONS
Net investment income                              0.18           0.32             0.37            0.11(1)          0.10
Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                (1.88)         (0.25)            2.00            (2.99)          (0.53)
                                                -------        -------         --------        ---------      -----------
      Total from investment operations            (1.70)          0.07             2.37            (2.88)          (0.43)
                                                -------        -------         --------        ---------      -----------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income            (0.32)            --            (0.06)           (0.01)          (0.02)
  Distributions from net realized gains              --             --               --            (0.75)          (0.05)
                                                -------        -------         --------        ---------      -----------
      Total dividends and distributions           (0.32)            --            (0.06)           (0.76)          (0.07)
                                                -------        -------         --------        ---------      -----------
NET ASSET VALUE, END OF PERIOD                  $  6.08        $  8.10         $   8.03        $    5.72      $     9.36
                                                =======        =======         ========        =========      ===========
      Total return                               (21.75)%         0.87%           41.90%          (32.90)%         (4.43)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)      $ 1,214        $ 2,637         $  1,235        $  23,427      $   37,281
    Ratio of expenses to average net assets(2)     1.25%          1.27%            1.25%            1.25%           1.25%
    Ratio of net investment income to average
      net assets                                   0.70%          1.59%            1.23%            1.54%           0.92%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements         5.30%          2.34%            0.96%            0.16%           0.40%
  Portfolio turnover rate                            65%           219%             150%             153%            107%

----------
(1) Per share information is calculated using the average shares outstanding method.

(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00%, .02%, .00%, .00%, and .00% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively. The operating expense ratio after reflecting these arrangements was 1.25% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Credit Suisse Institutional Fund, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and was incorporated under the laws of the state of Maryland on May 13, 1992. The Fund currently offers five managed investment funds of which two are contained in this report. The International Focus Portfolio ("International Focus") is classified as a diversified, open-end management investment company and the Emerging Markets Portfolio ("Emerging Markets") is classified as a non-diversified open-end management investment company (each, a "Portfolio" and collectively, the "Portfolios").

   International Focus changed its legal name during the most recent fiscal year. A comparison of the old name and the new name, which was effective on December 12, 2001, is presented below:

OLD NAME                                       NEW NAME
Credit Suisse Institutional Fund, Inc.-        Credit Suisse Institutional Fund, Inc.-
International Equity Portfolio                 International Focus Portfolio

   Investment objectives for each Portfolio are as follows: International Focus seeks long-term capital appreciation and Emerging Markets seeks growth of capital. Effective on or about December 12, 2001, International Focus implemented a strategy of investing in equity securities of approximately 40-60 companies.

   Effective December 12, 2001, Emerging Markets is closed to new investors. Shareholders of Emerging Markets as of the close of business on December 12, 2001 can continue to buy additional shares of the Portfolio until further notice.

   A) SECURITY VALUATION -- The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   At October 31, 2001, capital contributions, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments and foreign currency transactions and current period dividends and distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency. International Focus and Emerging Markets reclassified $(803,632) and $(11,470), respectively, from accumulated net realized gain (loss) on investments and foreign currency transactions to accumulated undistributed net investment income
(loss). International Focus and Emerging Markets reclassified $(105,521) and $(10,694), respectively, from accumulated undistributed net investment income (loss) to capital contributions. International Focus reclassified $(1,299) from accumulated net realized gain
(loss) on investments and foreign currency transactions to capital contributions. Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Portfolios, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Portfolios' custodian. The short-term time deposit is a variable rate account classified as a short-term investment. These deposits are not collateralized.

   H) OTHER -- The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   Each Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolios to operational and other risks as well. Some countries may have restriction that could limit the

Portfolios' access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolios to increased volatility or substantial declines in value.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as each Portfolio's investment adviser. For its investment advisory services, CSAM is entitled to receive the following fees based on each Portfolio's average daily net assets:

PORTFOLIO                                     ANNUAL RATE
International Focus                .80% of average daily net assets
Emerging Markets                   1.00% of average daily net assets

   For the year ended October 31, 2001, investment advisory fees and waivers were as follows:

                                 GROSS                               NET           EXPENSE
PORTFOLIO                   ADVISORY FEE       WAIVER           ADVISORY FEE     REIMBURSEMENT
---------                 ---------------   ------------       -------------     ------------
International Focus       $1,613,470        $(454,062)         $   1,159,408     $        --
Emerging Markets              15,284          (15,284)                    --         (64,342)

   As of November 14, 2000, Credit Suisse Asset Management Limited ("CSAM U.K."), an affiliate of CSAM, serves as sub-investment adviser to Emerging Markets. CSAM U.K.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by Emerging Markets.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as each Portfolio's co-administrators. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Portfolio's average daily net assets.

For the year ended October 31, 2001, administrative services fees earned by CSAMSI were as follows:

PORTFOLIO                                CO-ADMINISTRATION FEE
---------                                ---------------------
International Focus                           $ 201,684
Emerging Markets                                  1,528

   For its administrative services through February 4, 2001, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                      --------------------------------
First $500 million                            .11% of average daily net assets
Next $1 billion                               .09% of average daily net assets
Over $1.5 billion                             .07% of average daily net assets

   Effective February 5, 2001, for its administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                      --------------------------------
First $500 million                            .08% of average daily net assets
Next $1 billion                               .07% of average daily net assets
Over $1.5 billion                             .06% of average daily net assets

   For the year ended October 31, 2001, administrative service fees earned and voluntarily waived by PFPC (including out of pocket expenses) were as follows:

                                   GROSS                           NET
PORTFOLIO                 CO-ADMINISTRATION FEE   WAIVER   CO-ADMINISTRATION FEE
---------                 ---------------------   ------   ---------------------
International Focus            $192,391           $  --     $ 192,391
Emerging Markets                 11,039          (1,366)        9,673

   Boston Financial Data Services, Inc. ("BFDS") serves as each Portfolio's Transfer and Dividend Disbursement Agent. The Portfolios have an arrangement with BFDS whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. For the year ended October 31, 2001, the Portfolios received credits or reimbursements under this arrangement as follows:

PORTFOLIO                                       AMOUNT
---------                                      --------
International Focus                            $ 9,268
Emerging Markets                                    71

Merrill Corporation (Merrill), an affiliate of CSAM, has been engaged by the Portfolios to provide certain financial printing services. For the year ended October 31, 2001, Merrill was paid by the Portfolios for its services as follows:

PORTFOLIO                                       AMOUNT
---------                                      --------
International Focus                            $ 34,701
Emerging Markets                                    300

NOTE 3. LINE OF CREDIT

   Through June 19, 2001, the Portfolios, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of
 .075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

   Effective June 20, 2001, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. At October 31, 2001, there were no loans outstanding for either of the Portfolios under either the New Credit Facility or the Prior Credit Facility.

   During the year ended October 31, 2001, the following Portfolios had borrowings under the Prior Credit Facility and/or the New Credit Facility:

                                                          AVERAGE       MAXIMUM
                                         AVERAGE DAILY   INTEREST     DAILY LOAN
PORTFOLIO                                LOAN BALANCE     RATE %      OUTSTANDING
---------                                -------------   --------     -----------
International Focus                      $ 158,564       5.165%       $ 14,347,000
Emerging Markets                             1,197       7.465              98,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:

PORTFOLIO                                         PURCHASES           SALES
---------                                       -------------      -------------
International Focus                             $ 238,742,100      $ 349,462,307
Emerging Markets                                    1,951,120          2,832,410

   At October 31, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                               UNREALIZED    UNREALIZED    NET UNREALIZED
PORTFOLIO                     APPRECIATION  DEPRECIATION   DEPRECIATION
---------                     ------------  ------------   --------------
International Focus           $4,882,078    $(20,928,256)  $ (16,046,178)
Emerging Markets                  32,969        (229,069)       (196,100)

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of nine series have been classified, two of which constitute the interests in the Portfolios.

   Transactions in shares of each Portfolio were as follows:

                                                          INTERNATIONAL FOCUS
                                                 --------------------------------------
                                                 FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                  OCTOBER 31, 2001    OCTOBER 31, 2000
                                                 ------------------   ------------------
Shares sold                                               6,673,621          12,823,110
Shares issued in reinvestment of dividends
and distributions                                        11,030,184             961,574
Shares redeemed                                         (26,162,618)        (22,842,814)
                                                --------------------  ------------------
Net decrease                                             (8,458,813)         (9,058,130)
                                                ====================  ==================

                                                            EMERGING MARKETS
                                                 ---------------------------------------
                                                 FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                  OCTOBER 31, 2001    OCTOBER 31, 2000
                                                 ------------------   ------------------
Shares sold                                            41,030             273,098
Shares issued in reinvestment of dividends              7,419                  --
Shares redeemed                                      (174,427)           (101,240)
                                                     ---------          ----------
Net increase (decrease)                              (125,978)            171,858
                                                     =========          ==========

NOTE 6. FORWARD FOREIGN CURRENCY CONTRACTS

   Each Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2001 International Focus had the following open forward foreign currency contracts:

                                   EXPIRATION FOREIGN CURRENCY    CONTRACT    CONTRACT    UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACT     DATE    TO BE SOLD           AMOUNT      VALUE       GAIN (LOSS)
---------------------------------  ---------- ----------------    --------    --------    ------------
      Japanese Yen                 01/11/02   190,000,000         $1,584,562  $1,559,204  $ 25,358
      Japanese Yen                 01/11/02   866,500,000          7,034,707   7,110,791   (76,084)
                                                                  ----------  ----------  ---------
                                                                  $8,619,269  $8,669,995  $(50,726)
                                                                  ==========  ==========  =========

NOTE 7. CAPITAL LOSS CARRYOVER

   At October 31, 2001, capital loss carryovers available to offset possible future capital gains of the Portfolios were as follows:

                                             CAPITAL LOSS CARRYOVER
                                                   EXPIRES IN
                                    ---------------------------------------
                                                                                TOTAL CAPITAL
           PORTFOLIO                 2006         2007         2009             LOSS CARRYOVER
           ---------                 ----         ----         ----             --------------
           International Focus       $        --  $      --    $ 25,304,783     $25,304,783
           Emerging Markets           15,481,936  2,681,265         622,127      18,785,328

CREDIT SUISSE INSTITUTIONAL FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Credit Suisse Institutional Fund, Inc.

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Institutional Fund, Inc.-- International Focus Portfolio and Credit Suisse Institutional Fund, Inc.-- Emerging Markets Portfolio (constituting the Credit Suisse Institutional Fund, Inc. hereafter referred to as the "Fund") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 17, 2001

CREDIT SUISSE INSTITUTIONAL FUND, INC.
SHAREHOLDER TAX INFORMATION (UNAUDITED)

   Each Portfolio is required by Subchapter M of the Code to advise its shareholders within 60 days of each Portfolio's fiscal year end as to the U.S. federal tax status of dividends and distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 2001, the following dividends and distributions per share were paid by each of the Portfolios:

                         ORDINARY        LONG-TERM    FOREIGN SOURCE   FOREIGN TAXES
                          INCOME       CAPITAL GAINS      INCOME      PAID OR WITHHELD
PORTFOLIO                PER SHARE       PER SHARE       PER SHARE       PER SHARE
---------                                             --------------  ----------------
   PAYMENT DATE          12/08/00        12/08/00
                         --------        --------
International Focus      $1.5483         $4.8447        $0.1548        $0.0238
Emerging Markets          0.3186              --         0.2661         0.1249


   The above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 2001. Because the fiscal year of the Portfolios is not a calendar year, another notification will be sent with respect to calendar year 2001. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2002.

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

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CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSINI-2-1001